Exhibit 10.7

DATED 5 March, 2013

(1) EnviroResolutions Inc. (2) Peterborough Renewable Energy Limited (3) Green Energy Parks Limited

SUPPLEMENTAL AGREEMENT
-RELATING TO-
THE CONTINGENT SALE AGREEMENT BETWEEN
ENVIRORESOLUTIONS INC. AND PETERBOROUGH RENEWABLE
ENERGY LIMITED

THIS SUPPLEMENTAL AGREEMENT is made the 5th day of March 2013

BETWEEN:

(1)	EnviroResolutions Inc. a company incorporated in British Columbia, Canada under company number BC0630906 whose registered office is at #101-4338, Main Street, Vancouver BC V5V 3P9, Canada ("Enviro");

(2)
Peterborough Renewable Energy Limited incorporated in the United Kingdom under company number 4537833 whose registered office is at Midas Building Unit A, Roundhouse Close, Peterborough, Cambridgeshire PEI 5TA, United Kingdom ("PREL");

(3)
Green Energy Parks Limited, a company incorporated in England under number 06865576 whose registered office is at Midas Building Unit A, Roundhouse Close, Peterborough, PE1 5TA, United Kingdom ("GEP").

WHEREAS:

A.
Enviro, GEP and PREL are parties to an agreement dated 5 October 2011 (the "Original Agreement") whereby Enviro contracted to supply PREL with a wet scrubbing emission control system for PREL's proposed waste to energy power plant in Peterborough that is to be constructed and financed by KNM (and ultimately owned by EPIL (as defined herein)) and located at Storey's Bar Road, Peterborough ("the Peterborough Facility").

B.
PREL owns a 20% interest in the share capital of Energy Park Investments Limited, a company registered in England under company number 07211183 with registered address as at the date of this Agreement situated at Ruthlyn House, 90 Lincoln Road, Peterborough, Cambridgeshire PEI. 2SP ("EPIL").

C.	The parties hereto desire to enter into this Deed to vary the Original Agreement as hereinafter set out.

IT IS HEREBY AGREED as follows:

1.        Interpretation

Unless the context otherwise requires and save as herein varied words and phrases in this Supplemental Agreement shall have the same meaning as set out or referred to in the Original Agreement as the case may require and the interpretation provisions in the Original Agreement shall apply equally to this Agreement as if set out herein. For the purpose of this Agreement KNM shall have the following meaning: KNM Group Berhad and its subsidiaries, associates and affiliates.

2.        Variation

Upon notification by Enviro or PREL, the parties have agreed to cancel the Original Agreement subject to:

2.1
within 7 days of cancellation of the Original Agreement, PREL assigning 75of its shares in EPIL to Enviro (or such other entity as Enviro may specify), such number representing 7.5% of EPIL as at the date of this Supplemental Agreement. If the directors of EPIL fail to approve the transfer of 75 shares in EPIL to Enviro (or such other entity as Enviro may specify), then Enviro (or such other entity as Enviro may specify) shall instead be entitled to 40% of GEP's shareholding in PREL;

2.2
in addition to clause 2.1 above, GEP making a payment to Enviro (or suchother entity as Enviro may specify) of 17.5% of any income GEP (or any of GEP's affiliates, associates or subsidiaries) receives from KNM in respect of the Peterborough Facility as and when such income has been paid by KNM to GEP;

2.3
at such time as Enviro (or its successors in title to the terms of thisSupplemental Agreement) has received US$14million in cash under clauses 2.1 and 2.2 above, Enviro (or its successors in title to the terms of this Supplemental Agreement) agrees that for the sum of US$1 it shall irrevocably sell back to GEP half the shares in EPIL or PREL (as the case may be under clause 2.1) that were transferred to Enviro (or its successors in title to the terms of this Supplemental Agreement) under the terms of this Supplemental Agreement;

2.4
GEP (or a GEP subsidiary nominated by GEP) becoming Enviro's agent onthe basis that it should receive 17.5% of any income generated by Enviro as a result of Enviro's involvement in the Peterborough Facility or any other project that may be introduced to Enviro by GEP.

3.        Confirmation

The Original Agreement shall remain in full force and effect as varied by this Deed and the terms of the Original Agreement shall have effect as though the provisions contained in this Deed had been originally contained in the Original Agreement.

IN WITNESS WHEREOF this Agreement has been duly executed as a deed the day and year first above written

EXECUTED AS A DEED by the above-named Green Energy Parks Limited

Witness Signature LISA WILLIAMS Name LISA WILLIAMS Address 335A THORPE RD Occupation SECRETARY PET. PE36LV EXECUTED AS A DEED by the above-named Peterborough Renewable Energy Limited

Witness
Signature LISA WILLIAMS
Name LISA WILLIAMS
Address 335A THORPE RD
Occupation SECRETARY
PETERBOROUGH PE36LV
EXECUTED AS A DEED
by the above-named
EnviroResolutions Inc.

Witness
Signature
Name
Address
Occupation